UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2017

Commission file number 000-23446

SUGARMADE, INC.
(Exact name of registrant as specified in its charter)

Delaware	94-3008888
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

167 N. Sunset Ave., City of Industry, CA	91744
(Address of principal executive offices)	(Zip Code)

(626) 961-8619
(Registrant's telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Sugarmade Inc., a Delaware corporation (the “Company”) makes the following disclosures pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934, generally referred to as Regulation FD Disclosure. The Company had entered into discussions with two companies regarding possible acquisition or merger and has entered into other discussions with potential financing sources to facilitate these transactions. Management of the Company believes these acquisitions and/or mergers, should these be finalized, will be highly accretive and beneficial to Sugarmade common shareholders.

Additionally, the Company plans to begin discussing with its current investors and with prospective investors a realignment of product offerings and a change in corporate strategic direction.

The Company believes discussions concerning the above topics may require disclosure required under Regulation FD Disclosure.

FORWARD-LOOKING STATEMENTS: The below information contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management's current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "would," "could," "will" and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance.

Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the Company's actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks, uncertainties and other factors include, among others such as, but not limited to economic conditions, changes in the laws or regulations, demand for products and services of the company, the effects of competition and other factors that could cause actual results to differ materially from those projected or represented in the forward looking statements.

Any forward-looking information provided in this release should be considered with these factors in mind. We assume no obligation to update any forward-looking statements contain below.

Acquisition and/or Mergers

The Company is currently in late stage negotiations to acquire or to merge with two entities, which will further the Company’s strategic product goals and its movement toward e-commerce marketing:

Major Hydroponic Goods Distributor. Sugarmade is in late stage acquisition negotiations with a major distributor of hydroponic and agricultural supplies. Under the framework of the current negotiations, Sugarmade would acquire this privately held entity through a combination of cash and Company common shares, with Sugarmade being the surviving entity. This distributor is currently producing in excess of $30 million per year in revenues, is growing rapidly, and is profitable. Company management believes the resulting entity would be one of the largest publicly traded hydroponic and cannabis related operations and that such a combination would be highly accretive and beneficial to Sugarmade shareholders. Sugarmade plans to maintain its corporate policy of doing business in only the non-plant areas of the growing cannabis sector, although this is subject to change.

Importer and Distributor Custom Vanities and Fixtures. Sugarmade is in late stage acquisition negotiations with an importer of custom vanities and fixtures. This entity is a significant supplier to a major home improvement retailer and produces revenues in excess of $30 million per year. Under the framework of the current negotiations, the Company would acquire this privately held entity through a combination of cash and Company common shares. Management of Sugarmade believes there could be significant cost synergies relative to international importation, logistics, warehousing, shipping, and back office functions that can be gained through this acquisition. Sugarmade’s management believes this acquisition would be highly accretive and beneficial to Sugarmade shareholders.

Relative to both of the potential acquisitions outlined above, the management team of the Company believes it has identified financing sources to facilitate these transactions. Management further believes the combination of the financing activities related to these acquisitions and the ongoing combined revenues that will result from the acquisitions will be highly accretive and beneficial to Sugarmade shareholders.

The discussions above are ongoing and at this time there can be no assurance that such transactions will take place.

Change in Corporate Strategic Direction

Sugarmade will be changing its corporate strategic direction toward e-commerce marketing of innovative and disruptive brands. Over the past two years, the Company has increasingly turned toward online marketing for generation of its revenues. The CarryOutSupplies brand has grown its web presence very significantly with management holding the belief that online and e-commerce sales for its custom and generic paper products for the quick service restaurant industry will continue to expand.

Sugarmade’s e-commerce capabilities have also recently significantly expanded through the rollout of the Company’s Sriracha Seasoning Stix marketing initiative. Sales for this product line are ramping very quickly causing the Company to expand its product inventories and personnel to support the growing revenues. Over the coming months, the Company will further expand its marketing initiatives for this product line, which will include increased web presence, expanded affiliate marketing programs, new influencer endorsements, and enhancements to the number of product line components offered.

The Company also plans to expand its non-plant touching, hydroponic and cannabis-related product offerings in both the e-commerce and retail channels. The Company has been selected as the exclusive distributor for California, Oregon, and Washington for an innovative patented cannabis storage device called BudLife, which it has been developing in conjunction with privately held Plantation Corp. Additionally, the Company is offering other products within the hydroponics and cannabis market sectors via online and via distribution partners. The Company believes the number of products related to this area will expand over the coming months and that this market sector will be a major focus for the Company moving forward.

The Company plans to phase out its tree-paper business and several other nonstrategic product offerings that are experiencing less than robust growth.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUGARMADE, INC.

Date: October 27, 2017	By:	/s/ Jimmy Chan
Name: Jimmy Chan
Title: Chief Executive Officer

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